Exhibit 99.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 to CREDIT AGREEMENT, dated as of May 29, 2009 (this “Amendment”), to the Senior Secured
Super-Priority Debtor in Possession and Exit Credit Agreement, dated as of December 31, 2008, as amended by Amendment No. 1 dated as of February 10, 2009, (the “Credit Agreement”) among CONSTAR INTERNATIONAL INC., a Delaware corporation (the “Borrower”), the institutions from time to time party thereto as Lenders (the “Lenders”) and CITICORP USA, INC., a Delaware corporation, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), is entered into among the Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W i t n e s s e t h:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects as set forth below; and

WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), and subject to the satisfaction of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:

(a) The definition of “Consolidated EBITDA” in Section 1.1 is amended (i) by deleting the dollar amount of “$12,000,000” in clause (b)(v) thereof and replacing it with “$15,000,000” and (ii) by deleting the dollar amount of “$750,000” in clause (b)(vii) thereof and replacing it with “$2,500,000”.

(b) Section 1.1 is amended by inserting the following definitions in the appropriate place to preserve the alphabetical order of the definitions in such section:

“ING Financing Documents” shall mean the Financing and Service Agreement (and Master Instrument of Pledge), the General Terms and Conditions Governing Financing and Services, and any related agreements or documents, providing for ING Commercial Finance B.V. to make loans to the Borrower’s Dutch Subsidiary.

“ING Receivables Financing” shall mean the financing provided under the ING Financing Documents.

(c) Section 4.3(b) is amended by inserting “and the ING Financing Documents” after the words “Loan Documents” in the penultimate sentence thereof.

(d) Section 4.8(a) is hereby amended by inserting “Except as set forth on Schedule 4.8 (Taxes),” at the beginning thereof and by replacing the word “All” at the beginning thereof with the word “all”.

(e) Section 4.19(b) is hereby amended and restated in its entirety as follows:

“(b) Set forth on Schedule 4.19 (Real Property) is a complete and accurate list of all Real Property of the Borrower and its Subsidiaries as of the Closing Date and the Conversion Date, showing as of such Dates the current street address (including, where applicable, county, state and other relevant jurisdictions), record owner and, where applicable, lessee thereof.”

(f) Section 7.11(b) is hereby amended by inserting the following language before the period at the end thereof:

“; provided, further, that no Loan Party shall be required to deliver a deed of pledge or other security agreement governed by Italian law with respect to the Stock or Stock Equivalents of Constar Plastics of Italy S.R.L. until the date that the Dollar Equivalent of the consolidated total assets of Constar Plastics of Italy S.R.L. exceeds $3,000,000, on which date the applicable Loan Party shall immediately deliver to the Administrative Agent an Italian deed of pledge and any other documents deemed necessary by the Administrative Agent to grant the Administrative Agent a valid, perfected, first priority security interest in 65% of the outstanding Voting Stock of Constar Plastics of Italy S.R.L.”

(g) Section 7.12 is hereby amended and restated in its entirety as follows:

“(a) From and after the Conversion Date, the Borrower shall, and shall cause each of its Domestic Subsidiaries and the UK Guarantor to, (i) deposit in an Approved Deposit Account all cash they receive, (ii) not establish or maintain any Securities Account that is not a Control Account and (iii) not establish or maintain any Deposit Account other than with a Deposit Account Bank; provided, however, that the Borrower and each of its Subsidiaries may (i) maintain payroll, withholding tax and other fiduciary accounts, (ii) maintain accounts with the Administrative Agent and (iii) maintain other accounts as long as the aggregate balance in all such accounts under this clause (iii) does not exceed $1,000,000.

(b) From and after the Conversion Date, the Borrower shall, and shall cause each of its Domestic Subsidiaries and the UK Guarantor, to (i) instruct each Account Debtor or other Person obligated to make a payment to any of them under any Account or General Intangible to make payment, or to continue to make payment, to an Approved Deposit Account and (ii) deposit in an Approved Deposit Account immediately upon receipt all Proceeds of such Accounts and General Intangibles received by the Borrower, any of its Domestic Subsidiaries or the UK Guarantor from any other Person.

(c) In the event that (i) the Borrower, any Domestic Subsidiary of the Borrower, the UK Guarantor or any Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of an Approved Deposit Account for any reason, (ii) the Administrative Agent shall demand such termination as a result of the failure of a Deposit Account Bank to comply with the terms of the applicable Deposit Account Control Agreement or (iii) the Administrative Agent determines in its sole discretion that the financial condition of a Deposit Account Bank has materially deteriorated, the Borrower shall, and shall cause each of its Domestic Subsidiaries and the UK Guarantor to, notify all of their respective obligors that were making payments to such terminated Approved Deposit Account to make all future payments to another Approved Deposit Account.

(d) In the event that (i) the Borrower, any Domestic Subsidiary of the Borrower, the UK Guarantor or any Approved Securities Intermediary shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account for any reason, (ii) the Administrative Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary to comply with the terms of the applicable Securities Account Control Agreement or (iii) the Administrative Agent determines in its sole discretion that the financial condition of an Approved Securities Intermediary has materially deteriorated, the Borrower shall, and shall cause each of its Domestic Subsidiaries and the UK Guarantor to, notify all of its obligors that were making payments to such terminated Control Account to make all future payments to another Control Account.

(e) The Administrative Agent may establish one or more Cash Collateral Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine. The Borrower agrees that each such Cash Collateral Account shall be under the sole dominion and control of the Administrative Agent and that the Administrative Agent shall be the Entitlement Holder with respect to each such Cash Collateral Account that is a Securities Account and the only Person authorized to give Entitlement Orders with respect to each such Securities Account. Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested (but the Administrative Agent shall be under no obligation to make any such investment) in Cash Equivalents at the direction of the Administrative Agent and, except during the continuance of an Event of Default, the Administrative Agent agrees with the Borrower to issue Entitlement Orders for such investments in Cash Equivalents as requested by the Borrower; provided, however, that the Administrative Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon. None of the Borrower, any Domestic Subsidiary of the Borrower, the UK Guarantor or any other Person claiming on behalf of or through the Borrower or any Subsidiary of the Borrower shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the termination of all outstanding Letters of Credit and the payment in full of all then outstanding and payable monetary Obligations. The Administrative Agent shall apply all funds on deposit in a Cash Collateral Account as provided in Section 2.9(c) (Mandatory Prepayments).”

(h) Section 8.2(h) is amended by adding “or (m)” before the word “(Indebtedness)”;

(i) Section 8.3(f) is hereby amended by (i) deleting the word “presently” and (ii) inserting the words “on the Conversion Date” after “conducted”.

(j) Section 8.4 is hereby amended by (i) deleting the word “and” at the end of clause (g), (ii) adding the word “and” to the end of clause (h) and (iii) adding a new clause (i) after clause (h) to read in its entirety as follows: “(i) Asset Sales by Constar International Holland B.V. to ING Commercial Finance B.V. in connection with ING Receivables Financing;”

(k) Section 8.4(h) is amended by deleting each reference to the phrase “this clause (g)” and replacing it with “this clause (h)”.

(l) Section 8.6(a) is hereby amended by (i) deleting the word “or” at the end of clause (ii), (ii) inserting a “,” after the word “Guarantors” at the end of clause (ii); (iii) inserting “or (iv) as ING Commercial Finance B.V. may cancel any claim or Indebtedness of Contar International Holland

B.V., acting on its behalf, in accordance with the ING Financing Documents” before the “.” at the end of subclause (a).

(m) Section 8.6(b) is hereby amended and restated in its entirety as follows:

“The Borrower shall not, and shall not permit any of its Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled or accelerated maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness other than pursuant to the Plan; provided, however, that the Borrower and each of its Subsidiaries may (i) prepay the Obligations in accordance with the terms of this Agreement, (ii) make regularly scheduled or otherwise required repayments or redemptions of Indebtedness, (iii) prepay Indebtedness under the Existing Credit Agreement with the proceeds of the initial Borrowings hereunder, (iv) prepay any Indebtedness payable to the Borrower by any of its Subsidiaries, (v) prepay purchase money Indebtedness permitted under Section 8.1(d) (Indebtedness), (vi) prepay sale and leaseback Indebtedness permitted under Section 8.1(f) (Indebtedness), (vii) prepay Indebtedness arising from intercompany loans permitted under Section 8.1(g) (Indebtedness), (viii) prepay Indebtedness permitted under Section 8.1(l), (ix) prepay Indebtedness permitted under Section 8.1(o) (Indebtedness), (x) prepay Indebtedness permitted under Section 8.1(r) (provided that no prepayment under this subclause (x) shall affect the restrictions regarding prepayment as noted by Section 8.1(r) (Indebtedness), (xi) prepay, redeem, purchase, defease or satisfy the First Mortgage Notes so long as Available Credit shall not be less than $75,000,000 (A) on a pro forma basis after giving effect to such prepayment, redemption, purchase, defeasance or satisfaction and (B) on an average basis for the thirty (30) days immediately preceding such prepayment, redemption, purchase, defeasance or satisfaction and (xii) renew, extend, refinance and refund Indebtedness, as long as such renewal, extension, refinancing or refunding is permitted under Section 8.1(e) (Indebtedness); provided further however, that no prepayment, redemption, purchase, defeasance or satisfaction of the kind described in subclauses (v), (vi), (vii) (to the extent such Indebtedness constitutes intercompany loans from the Borrower or any Guarantor to any Subsidiary of the Borrower that is not a Guarantor), (viii) and (ix) above shall be permitted if a Default or Event of Default shall be continuing or would result therefrom.”

(n) Section 8.9 is hereby amended by (i) inserting “for the avoidance of doubt,” in clause (e)(iii) thereof before the words “Restricted Payments”, (ii) inserting the following language “(iv) for the avoidance of doubt, loans permitted under Section 8.1(l) and (r)” before the “and” at the end of clause (e)(iii) thereof and (iii) re-numbering clause “(iv)” as “(v)”;

(o) Section 8.10(b) is hereby amended by inserting the words “(other than Constar International Holland B.V. with respect to the ING Financing Documents)” after the words “Subsidiary of the Borrower”;

(p) Schedule III is hereby amended and restated in its entirety as it appears on Schedule A hereto;

(q) Schedule 3.1 is hereby amended by deleting “Italian Deed of Pledge” from the second table therein;

(r) Schedule 4.7 is hereby amended and restated in its entirety as it appears on Schedule B hereto;

(s) Schedule 4.8 is hereby added by inserting Schedule C hereto in the appropriate place to preserve the numerical order of the schedules; and

(t) Schedule 4.19 is hereby amended and restated in its entirety as it appears on Schedule D hereto.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective (the “Amendment No. 2 Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied or duly waived by the Administrative Agent and the Lenders constituting the Requisite Lenders:

(a) the Administrative Agent shall have received this Amendment, duly executed by the Borrower, each Guarantor, the Administrative Agent and all the Lenders;

(b) the representations and warranties in Section 3 of this Amendment shall be true and correct on the Amendment No. 2 Effective Date;

(c) the Administrative Agent shall have received payment of all fees due in respect of this Amendment; and

(d) the Conversion Date shall have occurred.

Section 3. Representations and Warranties

The Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement as amended hereby, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby (if applicable); and

(c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4. Expenses

The Borrower agrees to pay the Administrative Agent (i) a fee equal to $100,000 for the account of the Lenders to be shared by them pro rata in accordance with their respective Revolving

Credit Commitments and (ii) in accordance with the terms of Section 13.3 (Costs and Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents).

Section 5. Reference to the Effect on the Loan Documents

(a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment shall be deemed a Loan Document.

Section 6. Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect, impair or reduce in any way its obligations, liabilities or liens under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile and electronic mail), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 9. Section Titles

The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 11. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.

Section 13. Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CONSTAR INTERNATIONAL INC. as Borrower

By:	/s/ Walter S. Sobon
Name:
Title:

CONSTAR, INC., as Guarantor

By:	/s/ Walter S. Sobon
Name:
Title:

BFF INC., as Guarantor

By:	/s/ Walter S. Sobon
Name:
Title:

DT, INC., as Guarantor

By:	/s/ Walter S. Sobon
Name:
Title:

CONSTAR FOREIGN HOLDINGS, INC., as Guarantor

By:	/s/ Walter S. Sobon
Name:
Title:

CONSTAR INTERNATIONAL U.K. LIMITED, as Guarantor

By:	/s/ Walter S. Sobon
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO DIP CREDIT AGREEMENT]

CITICORP USA, INC.,
as Administrative Agent and Lender

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Director and Vice President

CITICORP NORTH AMERICA, INC.,
as Lender

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Director and Vice President

WELLS FARGO FOOTHILL, LLC,
as Lender

By:	/s/ Jeff P. Royston
Name:	Jeff P. Royston
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO DIP CREDIT AGREEMENT]